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Exhibit 23.02

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 22, 2005, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-122454) and related Prospectus of Dexcom, Inc.

/s/ ERNST & YOUNG LLP
San Diego, California March 2, 2005

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  Exhibit 23.02